SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: September 24, 1997


                          White Cloud Exploration, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Utah                         0114244                        84-0959153
---------------                 ------------                 -------------------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



116 Stanyan, San Francisco, CA                                   94118
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   415-387-3135
                                                     ------------

1430 Larimer, #209, Denver, CO  80202
-------------------------------------
(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant
----------------------------------------

     On April 17, 1997, WCM Investments, Inc. (William C. Meier) purchased control of Registrant through the acquisition of 5,010,750 shares of common stock which constituted 51% of total outstanding common stock.

     On May 14, 1997, the company issued 7,500,000 shares of common stock to WCM Investments, Inc. for $7,500 in consideration. This, in the aggregate, increased the control of Registrant by WCM Investments, Inc. to 72.2% of the outstanding shares.

     On June 29, 1997, the Board of Directors approved a reverse split of the outstanding shares of stock of 173.25 to one, reducing the outstanding shares to 100,000, effective June 29, 1997.

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     None.

Item 3. Bankruptcy or Receivership
----------------------------------

     None.


Item 4. Changes in Registrants Certifying Accountant
----------------------------------------------------

     None.

Item 5. Other Events
--------------------

     On May 30, 1997, the company entered into an agreement with Goldpoint, Ltd. to acquire the assets of Goldpoint for 2,140,000 shares of common stock of registrant. The agreement is subject to funding of certain notes totalling up to $ 550,000.

     On May 30, 1997, the company entered into an agreement with Watchout, Inc. to acquire the assets of Watchout for 11,640,003 shares of common stock of registrant. The agreement is subject to funding of certain notes totalling up to $ 550,000.

     As of September 30, 1997, $ 450,000 in notes had been funded to the Registrant and Watchout.

     The Company has issued a Note and Warrant to Capstone Investments.

     On June 30, 1997, the company agreed to issue 1,150,000 shares of stock for services rendered in the event that the Watchout and Goldpoint transactions were consummated.

Item 6. Resignation of Directors
--------------------------------

     It is agreed that upon consummation of the Watchout and Goldpoint transactions and the effectiveness of the required 14F Notice to Shareholders, Directors--Messrs. Signer and Mahanti will resign and the appointment of Messrs. Robert Galoob and David Galoob will become effective.

Item 7. Financial Statements, Pro Forma Financials & Exhibits
-------------------------------------------------------------

         Financials - None at this time.

         Exhibits
                  7.1  Goldpoint Contract
                  7.2  WATCHOUT! Contract
                  7.3  Note
                  7.4  Note
                  7.5  Warrant Agreement
                  7.6  Warrant Agreement
                  7.7  Warrant Agreement
                  7.8  Warrant Agreement

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 1997              White Cloud Exploration, Inc.


                                      By: /s/  Steven Signer
                                         ---------------------------------------
                                         Steven Signer, President